Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Trident Microsystems, Inc., et al.[1]	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: October 2012

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes

Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	No	Not required per agreement with UST.

Schedule of Professional Fees Paid	MOR-1b	Yes

Copies of bank statements		Yes	Cash balance detail attached per agreement with UST.

Cash disbursements journals		Yes	Summary document only

Statement of Operations	MOR-2	Yes

Balance Sheet	MOR-3	Yes

Status of Postpetition Taxes	MOR-4	No		Yes

Copies of IRS Form 6123 or payment receipt		No		Yes

Copies of tax returns filed during reporting period		No		Yes

Summary of Unpaid Post-petition Debts	MOR-4	Yes

Listing of aged accounts payable	MOR-4	Yes	Summary document only

Accounts Receivable Reconciliation and Aging	MOR-5	Yes	Summary document only

Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Andrew Hinkelman	November 30, 2012
Signature of Authorized Individual*	Date

Andrew Hinkelman	Interim Chief Executive Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

[1]

The Debtors are the following two entities (the last four digits of their respective taxpayer ID numbers, if any, follow in parentheses): Trident Microsystems, Inc. (6584) and Trident Microsystems (Far East) Ltd.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: October 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

The companies cash reporting systems are based on the calendar week. As a result, cash receipts and disbursements for the period ended October 31, 2012 include activity through October 28, 2012.

TMI - United States	Actuals 10/1/2012 - 10/28/2012	Budget 10/1/2012 - 10/28/2012	Variance 10/1/2012 - 10/28/2012	Actuals Case to Date
Beginning Cash Balance	$659,981	$753,873	$(93,893)	$977,445
Inflows
Trade Receivable	$—	$—	$—	$720,626
TSA Reimbursements	—	—	—	—
Sale Proceeds	—	—	—	—
Other Inflows	8,660	—	8,660	534,148

Total Inflows	$8,660	$—	$8,660	$1,254,774
Outflows
Payroll	$(30,708)	$(32,519)	$1,810	$(12,314,905)
Severance	—	—	—	(311,167)
Rent	(8,880)	—	(8,880)	(1,103,005)
Accounts Payable	—	—	—	(1,546,755)
Professional Fees	(29,465)	(100,000)	70,535	(2,172,650)
Other Expenses	(62,567)	(200,000)	137,433	(5,251,907)
Interest Pmt & Capital Charge	—	—	—	—

Total Outflows	$(131,620)	$(332,519)	$200,899	$(22,700,391)
Restructuring Outflows
Professional and Advisory Fees	$(1,813,067)	$(1,982,999)	$169,933	$(20,126,372)

Total Restructuring Outflows	$(1,813,067)	$(1,982,999)	$169,933	$(20,126,372)
IC Transfers / Adjustments	$1,588,302	$3,000,000	$(1,411,698)	$40,906,800
Net Change in Cash	(347,724)	684,482	(1,032,206)	(665,188)

Ending Cash Balance—Unrestricted	$312,257	$1,438,355	$(1,126,099)	$312,257

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: October 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

TMFE - Cayman Islands	Actuals 10/1/2012 - 10/28/2012	Budget 10/1/2012 - 10/28/2012	Variance 10/1/2012 - 10/28/2012	Actuals Case to Date
Beginning Cash Balance	$70,760,836	$70,613,455	$147,381	$14,659,170
Inflows
Trade Receivable	$—	$—	$—	$—
TSA Reimbursements	—	2,816,000	(2,816,000)	10,248,035
Sale Proceeds	—	—	—	85,470,232
Other Inflows	—	1,000,000	(1,000,000)	13,831,222

Total Inflows	$—	$3,816,000	$(3,816,000)	$109,549,489
Outflows
Accounts Payable	$(1,034,947)	$(696,800)	$(338,147)	$(61,299,587)
Other Expenses	(26,222)	—	(26,222)	(222,460)
Interest Pmt & Capital Charge	—	—	—	—

Total Outflows	$(1,061,169)	$(696,800)	$(364,369)	$(61,522,047)
Restructuring Outflows
Professional and Advisory Fees	$(293,573)	$(289,478)	$(4,095)	$(2,709,702)

Total Restructuring Outflows	$(293,573)	$(289,478)	$(4,095)	$(2,709,702)
IC Transfers / Adjustments[1]	$(1,838,302)	$(3,502,000)	$1,663,698	$7,590,882
Net Change in Cash	(3,193,043)	(672,278)	(2,520,766)	52,908,623

Ending Cash Balance—Unrestricted	$67,567,793	$69,941,178	$(2,373,385)	$67,567,793
Restricted Cash in Escrow	3,031,394	—	3,031,369	3,031,394

Total Ending Cash Balance	$70,599,187	$69,941,178	$657,984	$70,599,187

PERIOD DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

	TMFE	TMI	TOTAL
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$1,354,741	$1,944,686	$3,299,428
Less: Transfers To Debtor In Possession Accounts	—	—	—
Plus: Transfers To Non-Debtor Subsidiaries	250,000	—	250,000
Plus: Estate Disbursements Made By Outside Sources	—	—	—

Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$1,604,741	$1,944,686	$3,549,428

[1]	Note cumulative amount represents gross transfers out of $2,491,248 offset by transfers into TMFE of $652,946.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: October 2012

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

Payee	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
Alvarez & Marsal	8/1/12-8/31/12	$87,011.19	TMI	75804	10/19/12	$69,550.00	$73.69	$681,221.60	$19,815.36
DLA Piper	8/1/12 -8/31/12	695,670.73	TMI	9057	10/26/12	541,253.60	18,835.73	6,463,976.58	280,579.96
FTI Consulting, Inc.	7/1/12-8/31/12	752,746.74	TMI	75741 & 9055	10/4/12 & 10/19/12	701,576.00	51,170.74	3,469,958.00	228,238.82
Imperial Capital	7/1/12-7/31/12	175,956.28	TMI	75808	10/19/12	140,000.00	956.28	1,088,387.10	82,814.51
Kurtzman Carson Consultants	8/1/12-8/31/12	35,092.55	TMI	9051	10/19/12	20,042.00	15,050.55	370,957.53	302,909.51
Proskauer Rose	8/1/12-8/31/12	158,305.75	TMI	9054	10/19/12	124,284.40	2,950.25	355,603.30	4,584.99
PricewaterhouseCoopers	7/1/12-7/31/12	43,651.71	TMI	9053	10/19/12	34,208.00	891.71	1,351,892.50	9,879.76
Quinn Emanuel	8/1/12-8/31/12	114,869.00	TMI	75809	10/19/12	90,581.60	1,642.00	411,975.65	6,550.38
Richards Layton & Finger	6/15/12-9/30/12	154,755.15	TMFE	702509	10/19/12	149,267.00	5,488.15	174,267.00	5,488.15
Zolfo Cooper	9/1/12-9/30/12	138,817	TMFE	695818	10/8/12	128,397	10,421	857,557	45,107

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: October 2012

SCHEDULE OF CASH ACCOUNT BALANCES1

Company	Bank Name	Bank Account #	Book Balance (USD)
Trident Microsystems, Inc.	Bank of America	xxxxxxx-xxx5067	$—
Trident Microsystems, Inc.	California Bank & Trust MP	xxx-xxx5089	22,805
Trident Microsystems, Inc.	California Bank & Trust Checking	xxx-xxxx8271	290,757
Trident Microsystems, Inc.	California Bank & Trust (payroll)	xxx-xxxx8270	(4,194)
Trident Microsystems, Inc.	E-Trade	xxxx-2507	2,888

Total			$312,257

Company	Bank Name	Bank Account #	Book Balance (USD)
Trident Microsystems (Far East), Ltd.	Bank of America	xxxx-xxxxx-028	$—
Trident Microsystems (Far East), Ltd.	Bank of America	xxxx-xxxxx-010	—
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-036	—
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-044	5,305,146
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-052	4,826
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-060	185,363
Trident Microsystems (Far East), Ltd.	California Bank & Trust - Checkling AC	xxx-xxxx3970	61,115,063
Trident Microsystems (Far East), Ltd.	California Bank & Trust - Money Plus	xxx-xxx3709	957,395
Trident Microsystems (Far East), Ltd.	Bank of America	xxxxxxx-xxx5059	—
Trident Microsystems (Far East), Ltd.	Wilmington Trust - Sigma Escrow	xxxxx0-000	1,517,856
Trident Microsystems (Far East), Ltd.	Wilmington Trust - Entropic Escrow	xxxxx2-000	1,513,538

Total			$70,599,187

[1]	Schedule reflects book balance at each Debtor as of October 28, 2012.

BANK RECONCILIATIONS

Bank reconciliations have been prepared for each account listed above.

/s/ Andrew Hinkelman	November 30, 2012
Andrew Hinkelman	Date
Interim Chief Executive Officer

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: October 2012

STATEMENT OF OPERATIONS

	TMFE		TMI
	October 2012	Cumulative Filing to Date	October 2012	Cumulative Filing to Date
Gross Revenue
Third Party[1]	$230,556	$2,472,075	$—	$1,561,239
Affiliates	638,824	72,331,635	—	21,863,458

Net Revenues	$869,380	$74,803,711	$—	$23,424,697
Cost of Revenues
Third Party through TMHK[1]	$(77,869)	$46,541,032	$(1,078)	$2,537,819
Affiliates	1,216,046	66,180,428	—	—

Total Cost of Revenues	$1,138,177	$112,721,460	$(1,078)	$2,537,819
Gross Profit	$(268,797)	$(37,917,749)	$1,078	$20,886,878
Research and development expenses[1,2]	$(450)	$8,577,707	$5,474	$9,145,115
Selling, general and administrative expenses[2]	298	409,944	2,219,168	14,882,145
Insider Compensation[3]	—	—	55,000	1,764,080
Restructuring Charges	—	—	—	303,810

Total operating expenses	(152)	8,987,651	2,279,642	26,095,151
Income (loss) from operations	$(268,645)	$(46,905,400)	$(2,278,564)	$(5,208,273)
Gain (loss) on investment	$—	$(5)	$—	$—
Gain (loss) on acquisition/sale[1]	5,501,412	4,775,231	—	1,513,772
Gain on Cancellation of Intercompany Debt	27,590,693	27,590,693	—	—
Interest and other income (expense), net (see detail)	80,251	7,537,140	99,334	(659,969)

Income (loss) before income taxes	$5,313,018	$(34,593,034)	$(2,179,230)	$(4,354,470)
Provision for (benefit from) income taxes	—	129	(13,360)	(1,935,112)

Net Income (Loss) Before Reorganization Items	$5,313,018	$(34,593,162)	$(2,165,870)	$(2,419,358)
REORGANIZATION ITEMS
Professional Fees	$154,001	$2,560,961	$1,178,526	$18,287,657
U.S. Trustee Quarterly Fees	20,000	50,000	13,000	39,000
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—	—	—
Gain (Loss) from Sale of Equipment	—	—	—	—
Other Reorganization Expenses	—	117,558	—	—

Total Reorganization Expenses	$174,001	$2,728,519	$1,191,526	$18,326,657

Net Profit (Loss)	$5,139,017	$(37,321,681)	$(3,357,396)	$(20,746,015)

Adjustment for Affiliate Receivable	—	—	—	(8,588,827)

Net Profit / (Loss) after Adjustment[1]	$5,139,017	$(37,321,681)	$(3,357,396)	$(29,334,842)

BREAKDOWN OF “OTHER” CATEGORIES
Interest and other income (expense), net
Realized Forex Gain/Loss	$—	$122,302	$—	$—
Unrealized Forex Gain/Loss	80,089	922,619	—	—
Other Income	80,251	6,642,137	99,333	109,588
Interest Expenses	—	(209,001)	—	—
Loss on Disposal of Assets	—	—	—	(769,567)
Currency Remeasurement Adj.	—	41,490	—	—
Interest Earned	162	17,593	1	10

Total	$80,251	$7,537,140	$99,334	$(659,969)

[1]	Cumulative amounts include the effect of adjusting and post-closing entries made to properly reflect activity in prior months.
[2]	TMFE amount reflects reversal of accruals.
[3]	Does not include payments made to insiders on account of trade payables. “Insider” is defined in 11 U.S.C. Section 101(31).

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: October 2012

BALANCE SHEET

	TMFE		TMI
	Book Value at October 2012	Book Value on Petition Date	Book Value at October 2012	Book Value on Petition Date
ASSETS
Current assets
Cash and cash equivalents	$70,598,739	$14,033,731	$281,517	$1,254,662
Accounts receivable, net[1]	120,000	1,000,000	(88,042)	1,314,661
Accounts receivable from related parties	2,030,173	1,996,988	234,787	234,787
Inventory	—	11,433,394	—	—
Note receivable from related party[2]	—	20,884,003	—	—
Prepaid expenses and other current assets (see detail)	3,410,999	6,541,527	1,155,313	1,551,933

Total current assets	$76,159,911	$55,889,643	$1,583,575	$4,356,043
Property and equipment, net	$—	$391,732	$—	$2,327,797
Intangible Assets, net	—	43,913,014	—	—
Affiliates Receivable	17,287,971	43,295,725	72,723,036	95,861,080
Other Non-current Assets (see detail)	56,149,638	73,815,092	197,964,440	198,408,481

Total Assets	$149,597,521	$217,305,206	$272,271,051	$300,953,401

LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	$88,734	$—	$210,015	$—
Taxes Payable	209,825	—	—	—
Wages Payable	—	—	—	—
Notes Payable	—	—	—	—
Rent/Leases – Building/Equipment	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—
Professional Fees	—	—	400,760	—
Affiliates Payable	(6,584,468)	—	3,029,019	—
Amounts Due to Insiders[3]	1,443,512	—	270,500	—
Other Post-petition Liabilities (see detail)	24,371,170	—	2,562,082	—

TOTAL POST-PETITION LIABILITIES	$19,528,773	$—	$6,472,376	$—
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$—	$—	$—	$—
Priority Debt[4]	—	—	23,929,459	24,009,745
Unsecured Debt	106,854,334	184,359,805	8,226,115	13,324,750

TOTAL PRE-PETITION LIABILITIES	$106,854,334	$184,359,805	$32,155,574	$37,334,495

TOTAL LIABILITIES	$126,383,108	$184,359,805	$38,627,950	$37,334,495

OWNER EQUITY
Capital Stock	$1,282	$1,282	$(198,085)	$(197,998)
Additional Paid-In Capital	171,714,557	171,714,557	356,114,870	356,755,746
Retained Earnings – Pre-Petition	(138,770,438)	(138,770,438)	(92,938,842)	(92,938,842)
Retained Earnings – Post-petition[5]	(9,730,988)	—	(29,334,841)	—

NET OWNER EQUITY	23,214,413	32,945,401	233,643,102	263,618,906

TOTAL LIABILITIES AND OWNERS EQUITY	$149,597,521	$217,305,206	$272,271,051	$300,953,401

[1]	Credit balance is offset by outstanding receivables in TMHK.
[2]	TMFE balance at petition date was settled as part of the Entropic and Sigma sales.
[3]	“Insider” is defined in 11 U.S.C. Section 101(31).
[4]	TMI balance reflects long-term provision for contingent tax liability which will be written off.
[5]	Retained earnings balance includes the effect of adjusting and post-closing entries made to properly reflect activity in prior months.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: October 2012

BALANCE SHEET

	TMFE		TMI
	Book Value at October 2012	Book Value on Petition Date	Book Value at October 2012	Book Value on Petition Date
BREAKDOWN OF “OTHER” CATEGORIES
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Deferred Tax Asset	$—	$—	$301,133	$301,133
Prepaid Income Taxes	—	—	—	(1,910,771)
Other Prepaid & Receivables	3,315,684	3,673,512	854,179	3,161,571
VAT Receivable	95,315	2,868,014	—	—

Total	$3,410,999	$6,541,527	$1,155,313	$1,551,933
OTHER NON-CURRENT ASSETS
Deferred Taxes Non-Current	$—	$—	$(2,629,465)	$(2,629,465)
Other Deferred Charges	2	2	—	—
Long Term Equity Investments	807,254	807,259	—	—
Investment in Subsidiaries	55,342,382	55,342,382	200,504,592	200,504,592
Other Non-Current Assets	—	17,665,449	89,313	533,355

Total	$56,149,638	$73,815,092	$197,964,440	$198,408,481
OTHER POSTPETITION LIABILITIES
Accrued Employee Expense	—	$—	$209,724	$—
Receipts Accrual	13,961	—	—	—
Accrued Professional Fees	—	—	1,865,446	—
Accrued Restructuring	—	—	301,073	—
Deferred Rent	—	—	—	—
Customer Prepaid	2,722,222	—	—	—
Accrued NRE	16,550	—	—	—
Accrued Royalties	(334,532)	—	—	—
Other Accrued Expenses	216,463	—	22,904	—
Other Liabilities	4,472	—	162,935	—
Sigma Payable	7,198,701	—	—	—
Entropic Payable	—	—	—	—
Deferred Margin[1]	14,533,333	—	—	—

Total	$24,371,170	$—	$2,562,082	$—

[1]	TMFE deferred margin will be written off in a subsequent reporting period.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: October 2012

STATUS OF POSTPETITION TAXES

I hereby certify that: (1) all state and federal postpetition taxes and estimates due and owing for the period of October 2012 for Trident Microsystems, Inc. and Trident Microsystems (Far East) Ltd. have been paid, (2) all state and federal tax returns for the period of October 2012 have been duly completed and submitted on behalf of Trident Microsystems, Inc. and Trident Microsystems (Far East) Ltd. or (3) to the extent that any payments have not been made or tax returns have not been submitted an extension has been obtained from the appropriate state or federal agency.

/s/ Andrew Hinkelman	November 30, 2012
Andrew Hinkelman	Date
Interim Chief Executive Officer

SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
Trident Microsystems, Inc. (TMI)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$4,815	$61,052	$144,148	$—	$—	$210,015
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	65,357	335,403	—	—	—	400,760
Affiliates Payable	—	—	(1,086,842)	540,844	3,575,017	3,029,020
Amounts Due to Insiders*	—	—	—	—	270,500	270,500
Other Accrued Payable	2,562,082	—	—	—	—	2,562,082

Total Postpetition Debts	$2,632,254	$396,455	$(942,694)	$540,844	$3,845,517	$6,472,376

	Number of Days Past Due
Trident Microsystems (Far East), Ltd.	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$4,375	$9,642	$91,437	$42,230	$(58,950)	$88,734
Wages Payable	—	—	—	—	—	—
Taxes Payable	29,271	8,064	38,216	13,867	120,406	209,825
Rent/Leases-Building	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Affiliates Payable	(1,872,844)	(3,091,175)	(10,020,021)	(350,126)	8,749,697	(6,584,468)
Amounts Due to Insiders*	—	—	(58,702)	39,748	1,462,430	1,443,512
Other Accrued Payable	18,590,334	6,046,418	(592,778)	224,169	103,027	24,371,170

Total Postpetition Debts	$16,751,136	$2,972,949	$(10,541,847)	$(30,076)	$10,376,611	$19,528,773

Explain how and when the Debtor intends to pay any past-due postpetition debts:

Debts will be paid in accordance with the court-approved cash management order.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: October 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	TMI	TMFE
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$146,745	$2,150,173
+ Amounts billed during the period	—	—
- Amounts collected during the period	—	—

Total Accounts Receivable at the end of the reporting period	$146,745	$2,150,173

Accounts Receivable Aging
0 - 30 days old	$—	$2,030,173
31 - 60 days old	—	—
61 - 90 days old	—	120,000
91+ days old	146,745	—

Total Accounts Receivable	$146,745	$2,150,173
Amount considered uncollectible (Bad Debt)	—	—

Accounts Receivable (Net)	$146,745	$2,150,173

DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X